Exhibit 4.30

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

CUSIP 76123L 113

ISIN CA 76123L1132

Warrant Certificate No. 13-M09	Certificate for 27,259,832 Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

CDS & Co.
85 Richmond Street West
Toronto, Ontario
M5H 2C9

(the “Holder”) is the registered Holder of the number of common share purchase warrants (the “Warrants”) of Response Biomedical Corporation (the “Corporation”, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on May 21, 2011 (the “Expiry Date”), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a “Share”) for each Warrant by surrendering to the Warrant Agent at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the “Exercise Price”) upon the exercise of a Warrant shall be CDN.$0.25 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered.  If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased.  No fractional Shares will be issued upon exercise of any Warrant.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of May 21, 2009 between the Corporation and the Warrant Agent, as Warrant Agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the Holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Holder by acceptance hereof assents.  The Corporation will furnish to the Holder, on request and without charge, a copy of the Warrant Indenture.

On presentation at the principal transfer office of the Warrant Agent in the Cities of Vancouver or Toronto as specified below, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the Holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant Certificate or Certificates so exchanged.

The Warrant Indenture contains provisions for the adjustment of the number and kind of Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the Holder hereof any right or interest whatsoever as a Holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

Warrants are issuable only as fully registered Warrants.  Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on one of the registers to be kept by and at the principal offices of the Warrant Agent in Vancouver or Toronto, and by the Warrant Agent or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.

In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language.  Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF Response Biomedical Corporation has caused this Warrant Certificate to be duly executed as of the 21st day of May, 2009.

RESPONSE BIOMEDICAL CORPORATION

By: __________________________________
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By: __________________________________
Authorized Signatory

APPENDIX “A”

EXERCISE FORM

TO:	Response Biomedical Corporation

c/o Computershare Trust Company of Canada

510 Burrard Street

Vancouver, British Columbia

V6C 3B9

Attention:	Stock Transfer Department

The undersigned holder of the within Warrants hereby exercises _____________ of the Warrants represented hereby and the right provided for in such exercised Warrants to receive the common shares of Response Biomedical Corporation (the “Corporation”) issuable pursuant to such Warrants.

The undersigned hereby irrevocably directs that the said common shares be issued and delivered as follows:

Name(s) in Full	Address(es) (include Postal/Zip Code)	Numbers(s) of common shares

(Please print in full the name in which certificates are to be issued.  If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer of Warrants form must be completed and the Warrantholder must pay to the Warrant Agent all exigible transfer taxes or other government charges.)

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A. ☐           The undersigned holder at the time of exercise of the Warrants (a) is not in the United States; (b) is not a U.S. person and is not exercising the Warrants on behalf of a U.S. person or a person in the United States; and (c) did not execute or deliver the exercise form in the United States.  For purposes hereof “United States” and “U.S. person” shall have the meanings given to such terms in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

B. ☐           The undersigned holder (a) purchased the Warrants directly from the Corporation pursuant to a subscription agreement for U.S. purchasers for the purchase of units of the Corporation; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial purchaser, if any; and (c) each of it and any beneficial purchaser was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an “accredited investor” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act).

C. ☐           The undersigned holder has delivered to the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the exercise of the Warrants and the issuance of the common shares does not require registration under the U.S. Securities Act or any applicable state securities laws.

The undersigned holder understands that unless Box A above is checked, the certificate representing the common shares issued upon exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

DATED this ______ day of ________________, _____________.

Witness or Signature Guarantee*	Signature of Registered Holder

Name of Registered Holder

Address of Registered Holder

*  If the underlying securities are to be issued to a person other than the registered holder then the signature must be guaranteed by a Schedule I Canadian Chartered Bank or a guarantee under the North American STAMP, SEMP or MSP Medallion Programs.

☐
Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

**  The common shares shall be subject to hold periods under applicable securities legislation and may be endorsed with legends to that effect.

APPENDIX “B”

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name)	(the “transferee”)

(address)

_______________ of the Warrants registered in the name of the undersigned represented by the within certificate.

The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with applicable securities laws covering any such transaction.

DATED the _____ day of ______________, ________________.

Signature of Warrantholder
Guaranteed by:                                                                (Signature of Warrantholder)

____________________________        *
                   1

* Authorized Signature Number

NOTES:

1.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever.  The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian Chartered Bank or a guarantee under the North American STAMP, SEMP or MSP Medallion Programs.

1

2.
Warrants shall only be transferable in accordance with the Warrant Indenture among Response Biomedical Corporation and Computershare Trust Company of Canada dated •, 2009, applicable laws and the rules and policies of any applicable stock exchange.  Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration in the form attached as Schedule “B” to the Warrant Indenture, or an opinion of counsel or other evidence as is satisfactory to the Corporation and the Warrant Agent to the effect that the transfer is exempt from registration under the U.S. Securities Act and applicable state securities laws.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

WARRANT
to acquire common shares of

RESPONSE BIOMEDICAL CORPORATION

Warrant Certificate No.	Certificate for _________________________ Warrants, each entitling the holder to acquire one Share of Response Biomedical Corporation

THIS IS TO CERTIFY THAT, for value received,

(the “Holder”) is the registered Holder of the number of common share purchase warrants (the “Warrants”) of Response Biomedical Corporation (the “Corporation”, and is entitled, on exercise of these Warrants upon and subject to the terms and conditions set forth herein and in the Warrant Indenture hereinafter referred to, to purchase at any time before 4:00 p.m. (Vancouver time) on •, 2011 (the “Expiry Date”), one fully paid and non-assessable common share without par value in the capital of the Corporation as constituted on the date hereof (a “Share”) for each Warrant by surrendering to the Warrant Agent at its principal transfer office in the Cities of Vancouver or Toronto with this certificate an exercise form in the form attached hereto duly completed and executed, accompanied by cash, a certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in the city where this Warrant Certificate is so surrendered in an amount equal to the purchase price of the Shares so subscribed for.

2

Surrender of this Warrant Certificate, the duly completed exercise form and payment as provided above will be deemed to have been effected only on personal delivery thereof to, or if sent by mail or other means of transmission on actual receipt thereof by, the Warrant Agent at the Cities of Vancouver and Toronto.

Subject to adjustment thereof in the events and in the manner set forth in the Warrant Indenture hereinafter referred to, the exercise price (the “Exercise Price”) upon the exercise of a Warrant shall be CDN.$0.25 per Warrant.

Certificates for the Shares subscribed for will be mailed to the persons specified in the exercise form at their respective addresses specified therein or, if so specified in the exercise form, delivered to such persons at the office where this Warrant Certificate is surrendered.  If fewer Shares are purchased than the number that can be purchased pursuant to this Warrant Certificate, the Holder hereof will be entitled to receive without charge a new Warrant Certificate in respect of the balance of the Shares not so purchased.  No fractional Shares will be issued upon exercise of any Warrant.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

This Warrant Certificate evidences Warrants of the Corporation issued or issuable under the provisions of a warrant indenture (which indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the “Warrant Indenture”) dated as of •, 2009 between the Corporation and the Warrant Agent, as Warrant Agent, to which Warrant Indenture reference is hereby made for particulars of the rights of the Holders of Warrants, the Corporation and the Warrant Agent in respect thereof and the terms and conditions on which the Warrants are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth, to all of which the Holder by acceptance hereof assents.  The Corporation will furnish to the Holder, on request and without charge, a copy of the Warrant Indenture.

On presentation at the principal transfer office of the Warrant Agent in the Cities of Vancouver or Toronto as specified below, subject to the provisions of the Warrant Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates entitling the Holder thereof to purchase in the aggregate an equal number of Shares as are purchasable under the Warrant Certificate or Certificates so exchanged.

The Warrant Indenture contains provisions for the adjustment of the number and kind of Shares issuable upon the exercise of Warrants in the events and in the manner set forth therein.

3

Nothing contained in this Warrant Certificate, the Warrant Indenture or elsewhere shall be construed as conferring upon the Holder hereof any right or interest whatsoever as a Holder of Shares or any other right or interest except as herein and in the Warrant Indenture expressly provided.

Warrants are issuable only as fully registered Warrants.  Warrants may only be transferred in compliance with the conditions of the Warrant Indenture on one of the registers to be kept by and at the principal offices of the Warrant Agent in Vancouver or Toronto, and by the Warrant Agent or such other registrar as the Corporation, with the approval of the Warrant Agent, may appoint at such other place or places, if any, as may be designated, upon surrender of this Warrant Certificate to the Warrant Agent or other registrar accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with the conditions prescribed in the Warrant Indenture and with such reasonable requirements as the Warrant Agent or other registrar may prescribe and upon the transfer being duly noted thereon by the Warrant Agent or other registrar.

In the event of any discrepancy between anything contained in this Warrant Certificate and the terms and conditions of the Warrant Indenture, the terms and conditions of the Warrant Indenture shall govern.

Time is of the essence hereof.

This Warrant Certificate will not be valid for any purpose until it has been countersigned by or on behalf of the Warrant Agent from time to time under the Warrant Indenture.

The parties hereto have declared that they have required that these presents and all other documents related hereto be in the English language.  Les parties aux présentes déclarent qu’elles ont exigé que la présente convention, de même que tous les documents s’y rapportant, soient rédigés en anglais.

IN WITNESS WHEREOF Response Biomedical Corporation has caused this Warrant Certificate to be duly executed as of the ____ day of _________________, 200__.

RESPONSE BIOMEDICAL CORPORATION

By: ______________________________
Authorized Signatory

Countersigned and Registered by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By: ______________________________
Authorized Signatory

4

APPENDIX “A”

EXERCISE FORM

TO:	Response Biomedical Corporation

c/o Computershare Trust Company of Canada

510 Burrard Street

Vancouver, British Columbia

V6C 3B9

Attention:	Stock Transfer Department

The undersigned holder of the within Warrants hereby exercises _____________ of the Warrants represented hereby and the right provided for in such exercised Warrants to receive the common shares of Response Biomedical Corporation (the “Corporation”) issuable pursuant to such Warrants.

The undersigned hereby irrevocably directs that the said common shares be issued and delivered as follows:

Name(s) in Full	Address(es) (include Postal/Zip Code)	Numbers(s) of common shares

(Please print in full the name in which certificates are to be issued.  If any of the securities are to be issued to a person or persons other than the Warrantholder, the Transfer of Warrants form must be completed and the Warrantholder must pay to the Warrant Agent all exigible transfer taxes or other government charges.)

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

A. ☐           The undersigned holder at the time of exercise of the Warrants (a) is not in the United States; (b) is not a U.S. person and is not exercising the Warrants on behalf of a U.S. person or a person in the United States; and (c) did not execute or deliver the exercise form in the United States.  For purposes hereof “United States” and “U.S. person” shall have the meanings given to such terms in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

B. ☐           The undersigned holder (a) purchased the Warrants directly from the Corporation pursuant to a subscription agreement for U.S. purchasers for the purchase of units of the Corporation; (b) is exercising the Warrants solely for its own account or for the account of the original beneficial purchaser, if any; and (c) each of it and any beneficial purchaser was on the date the Warrants were purchased from the Corporation, and is on the date of exercise of the Warrants, an “accredited investor” (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act).

C. ☐           The undersigned holder has delivered to the Warrant Agent an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the exercise of the Warrants and the issuance of the common shares does not require registration under the U.S. Securities Act or any applicable state securities laws.

A-5

The undersigned holder understands that unless Box A above is checked, the certificate representing the common shares issued upon exercise of the Warrants will bear a legend restricting transfer without registration under the U.S. Securities Act and applicable state securities laws unless an exemption from registration is available.

DATED this ______ day of ________________, _____________.

Witness or Signature Guarantee*	Signature of Registered Holder

Name of Registered Holder

Address of Registered Holder

*  If the underlying securities are to be issued to a person other than the registered holder then the signature must be guaranteed by a Schedule I Canadian Chartered Bank or a guarantee under the North American STAMP, SEMP or MSP Medallion Programs.

☐
Please check box if these certificates are to be delivered to the office where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

**  The common shares shall be subject to hold periods under applicable securities legislation and may be endorsed with legends to that effect.

A-6

APPENDIX “B”

TRANSFER OF WARRANTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name)	(the “transferee”)

(address)

_______________ of the Warrants registered in the name of the undersigned represented by the within certificate.

The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with applicable securities laws covering any such transaction.

DATED the _____ day of ______________, ________________.

Signature of Warrantholder
Guaranteed by:                                                                (Signature of Warrantholder)

____________________________       *
               2

* Authorized Signature Number

NOTES:

1.
The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever.  The signature of the person executing this transfer must be guaranteed by a Schedule I Canadian Chartered Bank or a guarantee under the North American STAMP, SEMP or MSP Medallion Programs.

2.
Warrants shall only be transferable in accordance with the Warrant Indenture among Response Biomedical Corporation and Computershare Trust Company of Canada dated •, 2009, applicable laws and the rules and policies of any applicable stock exchange.  Without limiting the foregoing, if the Warrant Certificate bears a legend restricting the transfer of the Warrants except pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and applicable state securities laws, this Transfer Form must be accompanied by a properly completed and executed declaration in the form attached as Schedule “B” to the Warrant Indenture, or an opinion of counsel or other evidence as is satisfactory to the Corporation and the Warrant Agent to the effect that the transfer is exempt from registration under the U.S. Securities Act and applicable state securities laws.

A-7